Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 19:-	SUBSEQUENT EVENTS

a.	On February 6, 2019, the Company received a letter from L.I.A. Pure Capital ("Pure Capital"), stating that Pure Capital is the owner or has voting rights with respect to shares of the Company representing more than 5% of the outstanding share capital of the Company, and requesting that the Company convene a shareholders meeting in order to replace the members of the board of directors of the Company. On March 7, 2019 the Company issued a notice of special General Meeting that is scheduled to be held on April 11, 2019.

b.	On March 10, 2019, the Company issued 158,023 Ordinary shares to YA for a total amount of $500 pursuant to the 2017 SEDA (see Note 14(2) above).

c.	From February 19, 2019 until March 15 2019, 125,195 options were exercised for the amount of $316.

d.	On March 19, 2019 the Company signed a definitive agreement to purchase the assets of Imdecol Ltd., a global integrator and manufacturer of automatic and robotic systems that enhance the productivity of production lines. The transaction is expected to close by June 1, 2019.

The purchase price of Imdecol's business is based on a multiple of four times the average annual operating profit of Imdecol's business for the years 2017, 2018, 2019 and for the 12 months ended June 30, 2020.

The purchase price consists of a combination of cash and ordinary shares of BOS, payable as follows:

●	NIS 1 million (approximately $280,000) was paid to Imdecol upon signing the definitive agreement. This amount was extended initially as a bridge loan, which bears interest at 10% per annum and is secured by a first degree fixed pledge and charge on the shares of the shareholders of Imdecol. At closing, the loan shall be applied towards the purchase price. The loan shall become due and payable if closing is not effected by August 31, 2019.

●	An additional NIS 4.5 million (approximately $1.25 million) shall be paid to Imdecol at closing.

●	NIS 1.5 million (approximately $417,000) shall be paid to Imdecol no later than August 2020, by way of issuance of BOS's ordinary shares. The value of the ordinary shares will be determined according to their market price prior to issuance and the shares will be subject to a lock-up period until June 2022.

●	An additional amount in cash may be paid by August 2020, based on the performance of the Imdecol business through June 2020.

In addition, BOS will acquire Imdecol's inventory at its book value on the closing date, which is estimated at NIS 2.6 million (approximately $720,000). BOS will pay an advance of NIS 1.5 million (approximately $417,000) upon closing and the balance will be paid on an ongoing basis as the inventory is consumed. The cash portion of the acquisition price will be financed mainly through a combination of commercial bank loans and internal cash resources.